Exhibit 99.1

ANNEX A

The Trust Student Loan Pool as of April 30, 2021
The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):
•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was 90 days or more past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.
Unless otherwise specified, all information with respect to the trust student loans is presented as of April 30, 2021, which is the statistical disclosure date.
The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,127,358 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 8 borrowers have more than one trust student loan as of the statistical disclosure date.
The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.
The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

2003-12
A-1

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$478,667,739
Aggregate Outstanding Principal Balance – Treasury Bill	$64,325,155
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.44%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$414,342,584
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.56%
Number of Borrowers	16,665
Average Outstanding Principal Balance Per Borrower	$28,723
Number of Loans	29,208
Average Outstanding Principal Balance Per Loan – Treasury Bill	$37,204
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$15,079
Weighted Average Remaining Term to Scheduled Maturity	169 months
Weighted Average Annual Interest Rate	4.95%
Aggregate Outstanding Principal Balance of Rehabilitated Loans	$40,398
Percentage of Aggregate Outstanding Principal Balance of Rehabilitated Loans	0.01%
We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.
The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.
The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.
For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the United States Department of the Treasury.
2003-12
A-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATE AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	2,445	$27,370,065	5.7%
3.01% to 3.50%	4,165	50,664,054	10.6
3.51% to 4.00%	5,628	80,037,926	16.7
4.01% to 4.50%	9,144	126,752,978	26.5
4.51% to 5.00%	4,004	68,031,535	14.2
5.01% to 5.50%	699	16,266,624	3.4
5.51% to 6.00%	340	7,943,841	1.7
6.01% to 6.50%	303	9,125,513	1.9
6.51% to 7.00%	344	10,186,388	2.1
7.01% to 7.50%	292	8,134,155	1.7
7.51% to 8.00%	808	24,084,512	5.0
8.01% to 8.50%	490	19,940,981	4.2
Greater than or equal to 8.51%	546	30,129,168	6.3

Total	29,208	$478,667,739	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the prospectus.
2003-12
A-3

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
$-5,000 to $-0,000.01	14	$(675)	* %
$0.00 to $4,999.99	3,514		$1.9%
$ 5,000.00 to $ 9,999.99	2,485	19,812,131	3.8
$10,000.00 to $14,999.99	1,962	25,810,912	5.1
$15,000.00 to $19,999.99	1,566	27,897,179	5.7
$20,000.00 to $24,999.99	1,167	27,838,969	5.5
$25,000.00 to $29,999.99	935	26,846,177	5.4
$30,000.00 to $34,999.99	774	26,535,255	5.2
$35,000.00 to $39,999.99	640	24,440,265	5.0
$40,000.00 to $44,999.99	516	23,017,746	4.6
$45,000.00 to $49,999.99	414	21,114,837	4.1
$50,000.00 to $54,999.99	339	18,828,527	3.7
$55,000.00 to $59,999.99	299	17,577,100	3.6
$60,000.00 to $64,999.99	257	17,004,999	3.4
$65,000.00 to $69,999.99	227	15,658,882	3.2
$70,000.00 to $74,999.99	180	13,951,074	2.7
$75,000.00 to $79,999.99	152	11,941,284	2.5
$80,000.00 to $84,999.99	148	12,978,279	2.5
$85,000.00 to $89,999.99	109	8,668,350	2.0
$90,000.00 to $94,999.99	103	10,166,864	2.0
$95,000.00 to $99,999.99	93	9,175,791	1.9
$100,000.00 and above	771	125,702,197	26.3

Total	16,665	$478,667,739	100.0%

* Represents a percentage greater than 0.00% but less than 0.05%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY SCHOOL TYPE AS OF THE STATISTICAL DISCLOSURE DATE

School Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Unidentified	29,208	$478,667,739	100.0%

Total	29,208	$478,667,739	100.0%
2003-12
A-4

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	28,492	$460,875,454	96.3%
31-60 days	259	6,198,034	1.3
61-90 days	157	4,294,571	0.9
91-120 days	86	2,552,704	0.5
121-150 days	52	1,356,254	0.3
151-180 days	15	212,659	*
181-210 days	37	807,955	0.2
Greater than 210 days	110	2,370,108	0.5

Total	29,208	$478,667,739	100.0%

*  Represents a percentage greater than 0.00% but less than 0.05%

2003-12
A-5

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	88	$30,702	*
4 to 12	368	355,369	0.1%
13 to 24	796	1,831,252	0.4
25 to 36	3,949	8,325,129	1.7
37 to 48	1,822	7,673,394	1.6
49 to 60	1,529	8,198,911	1.7
61 to 72	1,090	8,323,899	1.7
73 to 84	1,032	9,169,144	1.9
85 to 96	3,214	27,347,340	5.7
97 to 108	1,510	16,433,919	3.4
109 to 120	1,297	17,065,796	3.6
121 to 132	1,718	32,708,570	6.8
133 to 144	1,543	32,749,678	6.8
145 to 156	3,168	67,263,956	14.1
157 to 168	1,470	39,231,984	8.2
169 to 180	1,022	29,707,011	6.2
181 to 192	805	27,921,231	5.8
193 to 204	550	19,486,184	4.1
205 to 216	514	20,329,310	4.2
217 to 228	352	14,488,026	3.0
229 to 240	300	12,507,353	2.6
241 to 252	205	10,123,840	2.1
253 to 264	135	7,480,170	1.6
265 to 276	130	8,370,260	1.7
277 to 288	75	4,335,696	0.9
289 to 300	139	11,058,672	2.3
301 to 312	249	23,907,654	5.0
313 to 324	24	1,507,332	0.3
325 to 336	12	994,885	0.2
337 to 348	14	1,522,593	0.3
349 to 360	49	4,858,129	1.0
361 and above	39	3,369,710	0.7

Total	29,208	$478,667,739	100.0%
* Represents a percentage greater than 0% but less than 0.05%.
We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the prospectus.
2003-12
A-6

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferral	789	$17,175,274	3.6%
Forbearance	1,865	50,757,936	10.6
Paid in Full	2	(50)	0.0
Repayment
First year in repayment	165	8,075,891	1.7
Second year in repayment	167	7,926,626	1.7
Third year in repayment	213	8,147,553	1.7
More than 3 years in repayment	26,007	386,584,509	80.8

Total	29,208	$498,667,739	100.0%
* Of the trust student loans in forbearance status, approximately 391 loans with an aggregate outstanding principal balance of $10,306,032, representing 2.15% of the pool by outstanding principal balance, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:
•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program.); or
•	may have paid the loan in full – paid in full.
•	may be currently required to repay the loan – repayment.
See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the prospectus.
The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 142.5 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
2003-12
A-7

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	17.5	-	202.9
Forbearance	-	7.6	196.4
Repayment	-	-	162.9

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $17,175,274 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $11,771,406 or approximately 68.5% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

2003-12
A-8

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	268	$4,738,677	1.0%
Alaska	55	719,964	0.2
Arizona	689	12,293,017	2.6
Arkansas	180	2,884,829	0.6
California	2,872	53,331,237	11.1
Colorado	437	5,062,714	1.1
Connecticut	541	7,460,827	1.6
Delaware	99	1,425,247	0.3
District of Columbia	107	1,959,841	0.4
Florida	1,795	37,344,133	7.8
Georgia	923	17,751,350	3.7
Hawaii	105	1,212,145	0.3
Idaho	101	1,359,198	0.3
Illinois	1,350	21,161,057	4.4
Indiana	862	12,776,546	2.7
Iowa	113	1,936,825	0.4
Kansas	456	5,346,300	1.1
Kentucky	207	3,471,309	0.7
Louisiana	973	17,485,591	3.7
Maine	115	1,607,522	0.3
Maryland	756	13,227,443	2.8
Massachusetts	950	11,668,910	2.4
Michigan	643	11,931,304	2.5
Minnesota	382	6,630,988	1.4
Mississippi	265	4,399,444	0.9
Missouri	579	9,340,474	2.0
Montana	67	740,890	0.2
Nebraska	40	442,934	0.1
Nevada	182	3,205,073	0.7
New Hampshire	206	2,937,815	0.6
New Jersey	899	13,370,673	2.8
New Mexico	100	2,108,688	0.4
New York	2,438	33,709,768	7.0
North Carolina	703	11,091,741	2.3
North Dakota	18	314,400	0.1
Ohio	210	4,498,289	0.9
Oklahoma	634	9,580,967	2.0
Oregon	452	7,016,715	1.5
Pennsylvania	1,224	21,325,964	4.5
Rhode Island	105	1,689,217	0.4
South Carolina	294	5,013,502	1.0
South Dakota	25	382,622	0.1
Tennessee	492	9,431,224	2.0
Texas	2,564	44,033,159	9.2
Utah	89	1,190,973	0.2
Vermont	52	510,140	0.1
Virginia	909	12,708,038	2.7
Washington	878	11,883,892	2.5
West Virginia	119	2,207,044	0.5
Wisconsin	400	4,636,526	1.0
Wyoming	23	316,080	0.1
Other	262	5,794,516	1.2

Total	29,208	$478,667,739	100.0%

2003-12
A-9

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.
Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.
In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.
The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
2003-12
A-10

DISTRIBUTION OF THE TRUST STUDENT LOANS BY SERVICER AS OF THE STATISTICAL DISCLOSURE DATE

Name of Servicer	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Navient	29,208	$478,667,739	100.0%

Total	29,208	$478,667,739	100.0%
The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment(1)	14,712	$189,855,953	39.7%
Other Repayment Options(2)	11,298	187,454,287	39.2
Income-driven Repayment	3,198	101,357,499	21.2

Total	29,208	$478,667,739	100.0%

(1) Includes in-school and in-grace loans. (2) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 231 loans with an aggregate outstanding principal balance of $6,631,571 currently in an interest-only period.  These interest-only loans represent approximately 1.4% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.
The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized Consolidated Loans	14,300	$197,081,231	41.2%
Unsubsidized Consolidated Loans	14,908	281,586,509	58.8

Total	29,208	$478,667,739	100.0%

2003-12
A-11

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	41	$2,203,568	0.5%
October 1, 1993 through June 30, 2006	29,167	476,464,171	99.5

Total	29,208	$478,667,739	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY INTEREST ONLY STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Rehabilitated Loans	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
No	29,203	$478,627,341	100%
Yes	5	40,398	*

Total	29,208	$478,667,739	100.0%
* Represents a percentage greater than 0% but less than 0.05%.
2003-12
A-12

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,113	$14,222,481	3.0%
College Assist	10	523,916	0.1
Educational Credit Management Corporation	784	14,962,408	3.1
Great Lakes Higher Education Corporation	15,887	286,803,285	59.9
Illinois Student Assistance Comm	1,110	14,898,374	3.1
Kentucky Higher Educ. Asst. Auth.	1,154	13,398,484	2.8
Louisiana Office Of Student Financial Asst	162	2,284,123	0.5
Michigan Guaranty Agency	426	6,201,487	1.3
New York State Higher Ed Services Corp	3,642	48,130,742	10.1
Oklahoma Guaranteed Stud Loan Prog	616	8,370,675	1.7
Pennsylvania Higher Education Assistance Agency	2,598	36,596,488	7.6
Texas Guaranteed Student Loan Corp	1,706	32,275,278	6.7
Total	29,208	$478,667,739	100.0%
2003-12
A-13

SIGNIFICANT GUARANTOR INFORMATION
The information shown for the Significant Guarantors relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantors.
We obtained the following information from various sources, including from the related Significant Guarantors and/or from the Department of Education.  None of the depositor, the sellers, the servicer, their affiliates or the remarketing agents have audited or independently verified this information for accuracy or completeness.

ASCENDIUM EDUCATION SOLUTIONS, INC.
Ascendium Education Solutions, Inc. f/k/a Great Lakes Higher Education Guaranty Corporation (“Ascendium”) is a Wisconsin nonstock, nonprofit corporation, the sole member of which is Ascendium Education Group, Inc. f/k/a Great Lakes Higher Education Corporation (“Ascendium Education Group”).  Ascendium’s predecessor organization, Ascendium Education Group, was organized as a Wisconsin nonstock, nonprofit corporation and began guaranteeing student loans under the Higher Education Act in 1967.  Ascendium is the designated guaranty agency under the Higher Education Act for Wisconsin, Arkansas, Iowa, Minnesota, Montana, North Dakota, Ohio, South Dakota, Puerto Rico and the Virgin Islands.  On January 1, 2002, Ascendium Education Group (and Ascendium directly and through its support services agreement with Ascendium Education Group), outsourced certain aspects of its student loan program guaranty support operations to Great Lakes Educational Loan Services, Inc. (“GLELSI”).  Ascendium continues as the “guaranty agency” as defined in Section 435(j) of the Higher Education Act and continues its default aversion, claim purchase and compliance, collection support and federal reporting responsibilities as well as custody and responsibility for all revenues, expenses and assets related to that status.  The primary operations center for Ascendium Education Group and its affiliates (including Ascendium) is in Madison, Wisconsin, which includes operational staff offices for guaranty functions.  Ascendium also maintain offices in; Eagan, Minnesota; Aberdeen, South Dakota; and Indianapolis, Indiana. Ascendium will provide a copy of Ascendium Education Group’s most recent consolidated financial statements on receipt of a written request directed to 2501 International Lane, Madison, Wisconsin 53704, Attention: Chief Financial Officer.
United Student Aid Funds, Inc. (“USAF”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  USAF (i) maintained facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan  programs; and (iii) served as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (the “Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.
USAF was the sole member of the Northwest Education Loan Association (“NELA”), a guarantor serving the states of Washington, Idaho and the Northwest. Ascendium Education Group became a member of USAF effective January 1, 2017.

Effective as of December 31, 2018, NELA was dissolved, with its remaining assets going to its sole member, USAF.  Immediately thereafter, USAF was merged into Ascendium.  Thus, the portfolios previously held by USAF and NELA are now held by Ascendium.
2003-12
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The information in the following tables has been provided to the Issuer from reports provided by or to the United States Department of Education and has not been verified by the Issuer, Ascendium, or the initial purchasers.  No representation is made by the Issuer, Ascendium, or the initial purchasers as to the accuracy or completeness of this information.  Prospective investors may consult the United States Department of Education Data Books and Web sites http://www2.ed.gov/finaid/prof/resources/data/opeloanvol.html and http://www.fp.ed.gov/pubs.html for further information concerning Ascendium or any other guaranty agency.
Guaranty Volume.  Pursuant to the SAFRA Act, part of the Health Care and Education Reconciliation Act of 2010, Ascendium, the former USAF, and the former NELA ceased issuing new loan guarantees on June 30, 2010. The most recent year for which the United States Department of Education has issued guaranty volume information is 2009. Ascendium issued $7.0 billion in new loan guarantees in that year.
Reserve Ratio.  The reserve ratios for Ascendium, the former USAF and the former NELA are as follows:
The Ascendium Portfolio*

Following are Ascendium’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for federal fiscal years 2015 through 2019:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2015	1.05%
2016	1.37%
2017	1.80%
2018	2.21%
2019	0.64%

The United States Department of Education’s website at http://www.fp.ed.gov/pubs.html has posted reserve ratios for Ascendium for federal years 2015, 2016, 2017, 2018 and 2019 of 0.608%, 0.827%, 1.000%, 1.480% and 0.49% respectively. Ascendium believes the Department of Education has not calculated the reserve ratio in accordance with the Act and the correct ratio should be 1.05%, 1.37%, 1.80%, 2.21%  and 0.64% respectively, as shown above and as explained in the following footnote.  On November 17, 2006, the United States Department of Education advised Ascendium that beginning in Federal Fiscal Year 2006 it will publish reserve ratios that include loan loss provision and deferred revenues.  Ascendium believes this change more closely approximates the statutory calculation. According to the United States Department of Education, available cash reserves may not always be an accurate barometer of a guarantor’s financial health.

1 In accordance with Section 428(c)(9) of the Higher Education Act, does not include loans transferred from the former Higher Education Assistance Foundation, Northstar Guarantee Inc., Ohio Student Aid Commission, Puerto Rico Higher Education Assistance Corporation, Student Loan Guarantee Foundation of Arkansas, Student Loans of North Dakota, Montana Guaranteed Student Loan Program, or designated states of Arizona, Hawaii, Idaho, Indiana, Kansas, Maryland, Mississippi, Nevada, Washington, Wyoming, and certain Pacific Trust Territories.  (The minimum reserve fund ratio under the Higher Education Act is 0.25%.)
*   The percentages for 2015-2018 include only the Ascendium portfolio; the percentage for 2019 include the combined portfolios of Ascendium, USAF and NELA.

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The Former USAF Portfolio Now Held by Ascendium
Following are USAF’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for federal fiscal years 2014 through 2018:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2014	0.277%
2015	0.251%
2016	0.308%
2017	0.350%
2018	0.363%
The Former NELA Portfolio Now Held by Ascendium
Following are NELA’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for federal fiscal years 2014 through 2018:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2014	0.377%
2015	0.295%
2016	0.373%
2017	0.430%
2018	0.460%

Claims Rate. The claims rate for Ascendium, USAF and NELA are as follows:
The Ascendium Portfolio*
For the past five federal fiscal years, Ascendium’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all Ascendium’s claims.  The actual claims rates for federal fiscal years 2015 through 2019 are as follows:

Federal Fiscal Year	Claims Rate
2015	0.96%
2016	1.00%
2017	0.35%
2018 2019	0.35% 2.00%
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The Former USAF Portfolio Now Held by Ascendium
For the past five federal fiscal years, USAF’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all USAF’s claims.  The actual claims rates for federal fiscal years 2014 through 2018 are as follows:

Federal Fiscal Year	Claims Rate
2014	4.73%
2015	4.71%
2016	0.60%
2017	0.67%
2018	2.15%

As a result of various statutory and regulatory changes over the past several years, historical rates may not be an accurate indicator of current delinquency or default trends or future claims rates.
The Former NELA Portfolio Now Held by Ascendium
For the past five federal fiscal years, NELA’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all NELA’s claims.  The actual claims rates for federal fiscal years 2014 through 2018 are as follows:

Federal Fiscal Year	Claims Rate
2014	1.37%
2015	0.60%
2016	1.31%
2017	0.63%
2018	1.52%

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NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION
New York State Higher Education Services Corporation (“HESC”) was organized in 1975 as an agency of the State of New York, pursuant to an act of the New York legislature, to expand educational opportunities for students.  HESC administers the New York Tuition Assistance Program and a variety of state scholarships in addition to acting as a guarantee agency under the Federal Family Education Loan Program (FFELP).  HESC is the designated guarantee agency for the State of New York, and guarantees all types of FFELP loans.
As a result of the March 30, 2010 enactment of the Health Care and Education Reconciliation Act of 2010 (HCERA) (HR4872), the FFELP was eliminated effective 7/1/2010.  No new (first disbursed) Stafford, PLUS or consolidation loans may be disbursed through the FFELP after 6/30/2010.  Existing FFELP loans will continue to be eligible for program benefits.  Beginning July 1, 2010, all new Stafford, PLUS and consolidation loans will be made under the U. S. Department of Education’s Direct Loan Program.
For the FFELP, HESC will continue to have the responsibility for providing collection assistance to lenders for delinquent loans, paying lender claims for loans in default, and collection activities on loans after purchase by HESC.  In addition to the FFELP, HESC continues to perform residual administrative activities of the State guaranteed loan program in which no new loans have been guaranteed since 1984.
HESC has a Federal Student Loan Reserve Fund (the “Federal Fund”) and an Agency Operating Fund to account for FFELP activity.  The Federal Fund assets, and earnings on those assets, are restricted in use and are considered property of the Department of Education.  The Agency Operating Fund is considered property of HESC, and its assets and earnings may be used generally for guarantee agency and other student financial aid related activities.
As of September 30, 2017, HESC had total FFELP assets of approximately $160  million (including balances for both the Federal Fund and the Agency Operating Fund) and had a total of approximately $12.1 billion in original principal amount of loans outstanding.
Guarantee Volume.   As a result of HCERA, HESC has not guaranteed any loans in the last five federal fiscal years ended September 30.
Reserve Ratio.  A guarantee agency’s reserve ratio is determined by dividing its Federal Fund Balance by the original principal amount of loans outstanding.  HESC’s reserve ratio for each of the five federal fiscal years ended September 30, 2013 through September 30, 2017 was as follows:
	Reserve Ratio as of Close of Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
New York State Higher Education Services Corporation	0.31%	0.29%	0.32%	0.45%	0.60%
Recovery Rates.  The Department of Education calculates a guaranty agency’s recovery rate by dividing the amount recovered from borrowers during a federal fiscal year by the guaranty agency’s outstanding default loan portfolio (beginning inventory) at the end of the prior federal fiscal year.  HESC’s recovery rate for each of the five federal fiscal years ended September 30, 2013 through September 30, 2017 provided below uses the Department of Education’s calculation method:

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	Recovery Rate Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
New York State Higher Education Services Corporation	25.56%	22.74%	21.86%	24.86%	25.42%
Claims Rate.  A guaranty agency’s claims rate is determined by dividing the amount of federal reinsurance claims paid by the Department of Education during a federal fiscal year by the original principal amount of loans in repayment at the end of the prior federal fiscal year.  HESC’s claims rate for each of the five federal fiscal years ended September 30, 2013 through September 30, 2017 is as follows:

	Claims Rate Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
New York State Higher Education Services Corporation	1.51%	1.52%	0.93%	0.62%	0.78%

HESC is headquartered at 99 Washington Avenue, Albany, New York 12255.  Its most recent annual report is available on its web site.

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